Financial Supplement
2011 Third Quarter Report

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Financial Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Vice President - Finance
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Investor Relations Vice President
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	The Bank of New York Mellon
c/o BNY Mellon Shareowner Services
Shareholder Relations Department
P.O. Box 358015
Jersey City, NJ 07310-1900
www.bnymellon.com/shareowner

NOTE 1: As announced on October 7, 2011, we intend to exit the independent distribution business which represents a majority of the operations for our subsidiary, EquiTrust Life Insurance Company (EquiTrust Life). As a result, we are in the process of selling EquiTrust Life to affiliates of Guggenheim Partners, LLC. This transaction is subject to regulatory approval and other customary closing conditions and is expected to close on or about December 30, 2011. While EquiTrust Life is being sold in its entirety, Farm Bureau Life will reinsure a limited portion of the EquiTrust Life business related to variable universal life and variable annuity products distributed through various unaffiliated third parties, as well as a small amount of fixed life and annuity products. The business component being sold (herein described as “the EquiTrust Life Business”) encompasses the entire Traditional Annuity - Independent segment and a smaller portion of our Traditional and Universal Life Insurance and Corporate and Other segments. Selected balance sheet and operating results of the EquiTrust Life Business, which will be presented as discontinued operations beginning in the fourth quarter of 2011, are provided on page 17.

Upon closing of the sale, we plan to redeem, in accordance with mandatory redemption provisions of the underlying notes, a portion of our long-term debt. Planned redemptions include $50.0 million of our senior notes with affiliates on the sale closing date and all of our $175.0 million public senior notes on or about January 30, 2012. Our Board of Directors has also approved a stock repurchase plan beginning in November 2011.

Additional information regarding the sale of EquiTrust Life and our capital management initiatives can be found in our September 30, 2011 Form 10-Q or press release and related Form 8-K dated October 7, 2011.

NOTE 2: In addition to net income, FBL Financial Group has consistently used operating income (loss), a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate its financial performance. Operating income (loss) for the periods presented equals net income adjusted to eliminate the impact of realized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income (loss), in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. In addition, for derivatives not designated as hedges, there is a mismatch between the valuation of the asset and liability when deriving net income. Specifically, call options relating to our index business are one or two-year assets while the embedded derivative in the index contracts represents the rights of the contract holder to receive index credits over the entire period the index annuities are expected to be in force. For our other embedded derivatives and interest rate swaps, the instruments are marked to market, but the associated liabilities are not marked to market. A view of our operating performance without the impact of these mismatches and nonrecurring items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 3: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	September 30,	December 31,
	2011	2010
Assets
Investments:
Fixed maturity securities - available for sale, at fair value (amortized cost: 2011 - $11,501,763; 2010 - $10,974,330)	$12,218,511	$11,128,524
Equity securities - available for sale, at fair value (cost: 2011 - $79,808; 2010 - $77,689)	80,304	78,656
Mortgage loans	1,234,917	1,254,437
Derivative instruments	29,791	40,729
Real estate	11,030	13,554
Policy loans	171,481	170,341
Other long-term investments	112	132
Short-term investments	56,984	383,369
Total investments	13,803,130	13,069,742

Cash and cash equivalents	120,341	4,794
Securities and indebtedness of related parties	74,776	57,832
Accrued investment income	151,862	135,384
Amounts receivable from affiliates	4,565	2,025
Reinsurance recoverable	100,488	122,326
Deferred policy acquisition costs	613,264	812,025
Deferred sales inducements	184,824	259,148
Value of insurance in force acquired	25,127	27,706
Current income taxes recoverable	—	17,914
Other assets	77,415	72,154
Assets held in separate accounts	638,904	753,050

Total assets	$15,794,696	$15,334,100

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	September 30,	December 31,
	2011	2010
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive and index products	$10,934,249	$10,645,927
Traditional life insurance and accident and health products	1,388,501	1,362,410
Other policy claims and benefits	44,761	51,393
Supplementary contracts without life contingencies	499,940	506,167
Advance premiums and other deposits	210,224	188,577
Amounts payable to affiliates	884	573
Short-term debt payable to affiliates	—	100,000
Long-term debt payable to affiliates	99,932	—
Long-term debt payable to non-affiliates	271,235	271,168
Current income taxes	2,807	—
Deferred income taxes	206,812	131,174
Other liabilities	93,886	177,247
Liabilities related to separate accounts	638,904	753,050
Total liabilities	14,392,135	14,187,686

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 30,044,744 shares in 2011 and 29,749,068 shares in 2010	127,904	118,165
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 1,192,990 shares	7,522	7,522
Accumulated other comprehensive income	200,539	39,895
Retained earnings	1,063,508	977,740
Total FBL Financial Group, Inc. stockholders' equity	1,402,473	1,146,322
Noncontrolling interest	88	92
Total stockholders' equity	1,402,561	1,146,414
Total liabilities and stockholders' equity	$15,794,696	$15,334,100

FBL Financial Group, Inc.
Consolidated Statements of Operations (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2011	2010	2011	2010
Revenues:
Interest sensitive and index product charges	$28,865	$28,371	$89,235	$88,809
Traditional life insurance premiums	40,342	38,721	125,868	120,757
Net investment income	187,253	181,974	562,064	539,971
Derivative income (loss)	(73,658)	39,826	(37,811)	7,877
Net realized capital gains on sales of investments	13,107	6,532	24,368	13,448

Total other-than-temporary impairment losses	(1,226)	(370)	(32,317)	(58,880)
Non-credit portion in other comprehensive income	(296)	(1,063)	13,523	42,331
Net impairment loss recognized in earnings	(1,522)	(1,433)	(18,794)	(16,549)

Other income	4,856	3,562	13,835	10,512
Total revenues	199,243	297,553	758,765	764,825

Benefits and expenses:
Interest sensitive and index product benefits	144,238	117,282	418,170	367,920
Change in value of index product embedded derivatives	(88,390)	56,598	(86,725)	24,052
Traditional life insurance benefits	35,598	35,242	109,913	103,762
Policyholder dividends	4,109	4,193	12,765	13,253
Underwriting, acquisition and insurance expenses	50,050	33,603	136,038	127,204
Interest expense	5,311	6,099	17,051	18,334
Other expenses	6,840	4,310	19,244	13,619
Total benefits and expenses	157,756	257,327	626,456	668,144
	41,487	40,226	132,309	96,681
Income taxes	(14,159)	(13,530)	(42,766)	(31,996)
Equity income, net of related income taxes	237	1,955	2,041	4,257
Net income	27,565	28,651	91,584	68,942
Net loss attributable to noncontrolling interest	1	26	21	79
Net income attributable to FBL Financial Group, Inc.	$27,566	$28,677	$91,605	$69,021

Earnings per common share	$0.89	$0.94	$2.98	$2.27
Earnings per common share - assuming dilution	$0.88	$0.93	$2.93	$2.25

Cash dividends per common share	$0.0625	$0.0625	$0.1875	$0.1875

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011
Operating revenues:
Interest sensitive and index product charges	$28,388	$30,878	$30,786	$29,574	$28,868
Traditional life insurance premiums	38,721	41,299	41,387	44,139	40,342
Net investment income	181,974	181,399	186,519	188,292	187,253
Derivative income	8,372	10,634	15,536	23,868	22,962
Other income	3,562	3,776	4,999	3,980	4,856
Total operating revenues	261,017	267,986	279,227	289,853	284,281

Benefits and expenses:
Interest sensitive and index product benefits	125,317	129,669	134,493	142,325	144,596
Traditional life insurance benefits	35,242	33,409	36,598	37,717	35,598
Policyholder dividends	4,193	4,318	4,300	4,356	4,109
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	3,397	3,498	3,923	4,404	3,248
Amortization of deferred policy acquisition costs	20,036	21,871	29,765	20,897	27,143
Amortization of value of insurance in force acquired	406	32	360	(6,172)	1,405
Other underwriting expenses	19,468	18,894	18,615	19,616	18,833
Total underwriting, acquisition and insurance expenses	43,307	44,295	52,663	38,745	50,629
Interest expense	6,099	6,120	6,109	5,631	5,311
Other expenses	4,310	5,335	4,900	7,504	6,840
Total benefits and expenses	218,468	223,146	239,063	236,278	247,083
	42,549	44,840	40,164	53,575	37,198
Income taxes	(14,343)	(15,722)	(12,937)	(16,690)	(12,658)
Net loss (income) attributable to noncontrolling interest	26	(1)	2	18	1
Equity income, net of related income taxes	1,955	1,184	1,399	405	237
Operating income	30,187	30,301	28,628	37,308	24,778

Realized gains/losses on investments, net of offsets	1,567	14,259	(2,686)	1,407	2,673
Change in net unrealized gains/losses on derivatives, net of offsets	(3,077)	7,072	551	(1,169)	115
Net income attributable to FBL Financial Group, Inc.	$28,677	$51,632	$26,493	$37,546	$27,566

Operating income per common share - assuming dilution	$0.98	$0.98	$0.92	$1.19	$0.79
Earnings per common share - assuming dilution	$0.93	$1.67	$0.85	$1.20	$0.88

Weighted average common shares outstanding (in thousands):
Basic	30,428	30,495	30,612	30,733	30,803
Effect of dilutive securities	269	460	510	474	463
Diluted	30,697	30,955	31,122	31,207	31,266

Operating return on equity, excluding AOCI - last twelve months	10.8%	10.2%	10.7%	11.5%	10.7%
Operating return on equity, including AOCI - last twelve months	11.0%	10.1%	10.2%	10.8%	9.8%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding products that are aggregated into four product segments. The product segments are (1) Traditional Annuity - Exclusive Distribution ("Exclusive Annuity"), (2) Traditional Annuity - Independent Distribution ("Independent Annuity"), (3) Traditional and Universal Life Insurance and (4) Variable. We also have various support operations and corporate capital that are aggregated into the Corporate and Other segment.

The Exclusive Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies) sold through our exclusive agency distribution. Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

The Independent Annuity segment consists of fixed rate and index annuities and supplementary contracts (some of which involve life contingencies) sold through our independent distribution or assumed through coinsurance agreements. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Traditional and Universal Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder. During 2010, we discontinued underwriting new sales of variable products and terminated new sales with our variable alliance partners during 2010 and 2011. We continue to receive premiums from sales that occurred prior to this change. During 2010, our Farm Bureau Life distribution channel began selling variable products underwritten by a large well-known insurance company with variable product expertise. We earn fees from the sale of brokered products, which are reported as other income. A portion of these fees are passed on to the agents as commissions for the underlying sales. The decision to discontinue underwriting variable products was made because we lacked the scale necessary to generate acceptable returns and be competitive in this product line over time. The existing in force business remains on our books and we will continue to administer this business.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	accident and health insurance products, primarily a closed block of group policies;
•	investment management and advisory services;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income (loss). Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Loss)

Quarter Ended September 30, 2011	Traditional Annuity - Exclusive	Traditional Annuity - Independent	Traditional & Universal Life Insurance	Variable	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive and index product charges	$182	$3,590	$12,960	$12,136	$—	$28,868
Traditional life insurance premiums	—	—	40,342	—	—	40,342
Net investment income	46,098	98,708	34,427	4,474	3,546	187,253
Derivative income (loss)	(40)	23,002	—	—	—	22,962
Other income	—	—	124	1,395	3,337	4,856
Total operating revenues	46,240	125,300	87,853	18,005	6,883	284,281

Benefits and expenses:
Interest sensitive and index product benefits	25,286	95,022	16,786	7,502	—	144,596
Traditional life insurance benefits	—	—	35,598	—	—	35,598
Policyholder dividends	—	—	4,109	—	—	4,109
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	—	—	2,425	823	—	3,248
Amortization of deferred policy acquisition costs	2,667	10,867	7,151	6,458	—	27,143
Amortization of value of insurance in force acquired	440	—	965	—	—	1,405
Other underwriting expenses	2,159	4,005	9,171	2,955	543	18,833
Total underwriting, acquisition and insurance expenses	5,266	14,872	19,712	10,236	543	50,629
Interest expense	—	—	—	—	5,311	5,311
Other expenses	—	—	—	586	6,254	6,840
Total benefits and expenses	30,552	109,894	76,205	18,324	12,108	247,083
	15,688	15,406	11,648	(319)	(5,225)	37,198
Net loss attributable to noncontrolling interest	—	—	—	—	1	1
Equity loss, before tax	—	—	—	—	(400)	(400)
Pre-tax operating income (loss)	$15,688	$15,406	$11,648	$(319)	$(5,624)	$36,799

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Loss) (Continued)

Quarter Ended September 30, 2010	Traditional Annuity - Exclusive	Traditional Annuity - Independent	Traditional & Universal Life Insurance	Variable	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive and index product charges	$158	$5,510	$11,171	$11,549	$—	$28,388
Traditional life insurance premiums	—	—	38,721	—	—	38,721
Net investment income	43,341	99,051	33,478	4,167	1,937	181,974
Derivative income (loss)	(668)	9,538	—	—	(498)	8,372
Other income	1	—	35	881	2,645	3,562
Total operating revenues	42,832	114,099	83,405	16,597	4,084	261,017

Benefits and expenses:
Interest sensitive and index product benefits	24,925	82,988	13,452	3,952	—	125,317
Traditional life insurance benefits	—	—	35,242	—	—	35,242
Policyholder dividends	—	—	4,193	—	—	4,193
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	—	—	2,626	771	—	3,397
Amortization of deferred policy acquisition costs	172	14,590	6,306	(1,032)	—	20,036
Amortization of value of insurance in force acquired	(92)	—	498	—	—	406
Other underwriting expenses	2,215	4,875	8,722	3,073	583	19,468
Total underwriting, acquisition and insurance expenses	2,295	19,465	18,152	2,812	583	43,307
Interest expense	—	—	—	—	6,099	6,099
Other expenses	—	—	—	998	3,312	4,310
Total benefits and expenses	27,220	102,453	71,039	7,762	9,994	218,468
	15,612	11,646	12,366	8,835	(5,910)	42,549
Net loss attributable to noncontrolling interest	—	—	—	—	26	26
Equity income, before tax	—	—	—	—	3,008	3,008
Pre-tax operating income (loss)	$15,612	$11,646	$12,366	$8,835	$(2,876)	$45,583

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional Annuity - Exclusive Distribution Segment

	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges	$158	$123	$161	$154	$182
Net investment income	43,341	43,591	44,421	47,290	46,098
Derivative loss:
Proceeds from option settlements	52	86	177	87	27
Cost of money for call options	(69)	(65)	(64)	(65)	(67)
Cost of interest rate swaps	(651)	(659)	(658)	(440)	—
Total derivative loss	(668)	(638)	(545)	(418)	(40)
Other income	1	3	—	1	—
Total operating revenues	42,832	43,079	44,037	47,027	46,240

Benefits and expenses:
Interest sensitive and index product benefits	24,925	24,409	24,674	25,194	25,286
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs	172	2,969	2,501	3,326	2,667
Amortization of value of insurance in force acquired	(92)	(1,029)	(150)	317	440
Other underwriting expenses	2,215	2,132	2,149	2,246	2,159
Total underwriting, acquisition and insurance expenses	2,295	4,072	4,500	5,889	5,266
Total benefits and expenses	27,220	28,481	29,174	31,083	30,552
Pre-tax operating income	$15,612	$14,598	$14,863	$15,944	$15,688

Selected balance sheet data, securities at cost:
Assets:
Investments	$2,980,444	$3,025,565	$3,136,065	$3,248,310	$3,297,875
Deferred policy acquisition costs	98,586	98,896	102,505	104,610	106,536
Value of insurance in force acquired	11,237	12,143	12,269	11,952	11,496

Liabilities and equity:
Liabilities:
Interest sensitive and index product reserves	$2,518,748	$2,581,300	$2,673,069	$2,746,674	$2,783,228
Other insurance reserves	368,622	369,685	371,179	373,987	375,848
Allocated equity, excluding AOCI	269,158	275,088	261,156	267,712	271,007

Other data:
Number of direct contracts	53,313	53,428	53,608	53,881	53,839

Portfolio yield net of assumed defaults	5.73%	5.79%	5.70%	5.75%	5.72%
Credited rate	3.66	3.49	3.43	3.42	3.32
Spread on direct fixed annuities at end of quarter (1)	2.07%	2.30%	2.27%	2.33%	2.40%

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$1,896,788	$1,931,756	$1,974,661	$2,043,957	$2,102,447
Deposits	73,393	77,587	116,089	99,347	68,463
Withdrawals, surrenders and death benefits	(40,404)	(33,865)	(41,443)	(37,930)	(28,773)
Net flows	32,989	43,722	74,646	61,417	39,690

Policyholder interest/index credits	17,025	16,682	16,895	17,104	17,367
Annuitizations and other	(15,046)	(17,499)	(22,245)	(20,031)	(16,126)
Balance, end of period	1,931,756	1,974,661	2,043,957	2,102,447	2,143,378
Other interest sensitive reserves	586,992	606,639	629,112	644,227	639,850
Total interest sensitive and index product reserves	$2,518,748	$2,581,300	$2,673,069	$2,746,674	$2,783,228

(1) Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional Annuity - Independent Distribution Segment

	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges	$5,510	$7,172	$6,302	$4,786	$3,590
Net investment income	99,051	97,359	100,335	99,184	98,708
Derivative income:
Proceeds from option settlements	30,660	31,875	36,555	44,757	43,425
Cost of money for call options	(21,122)	(20,570)	(20,474)	(20,471)	(20,423)
Total derivative income	9,538	11,305	16,081	24,286	23,002
Total operating revenues	114,099	115,836	122,718	128,256	125,300

Benefits and expenses:
Interest sensitive and index product benefits:
Fixed rate annuities:
Interest credited and other	35,411	35,422	34,660	34,707	34,464
Amortization of deferred sales inducements	773	1,344	1,014	432	136
Total fixed annuity product benefits	36,184	36,766	35,674	35,139	34,600
Index annuities:
Interest credited	9,273	9,108	9,058	9,080	10,133
Amortization of deferred sales inducements	7,635	5,255	9,479	7,756	9,916
Index credits	29,896	32,426	33,359	42,322	40,373
Total index product benefits	46,804	46,789	51,896	59,158	60,422
Total interest sensitive and index product benefits	82,988	83,555	87,570	94,297	95,022
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs	14,590	13,830	17,910	9,034	10,867
Other underwriting expenses	4,875	4,825	4,047	4,410	4,005
Total underwriting, acquisition and insurance expenses	19,465	18,655	21,957	13,444	14,872
Total benefits and expenses	102,453	102,210	109,527	107,741	109,894
Pre-tax operating income	$11,646	$13,626	$13,191	$20,515	$15,406

Selected balance sheet data, securities at cost:
Assets:
Investments	$6,892,612	$6,908,184	$6,985,882	$7,031,955	$6,887,660
Deferred policy acquisition costs	426,675	403,036	403,016	418,607	421,528
Deferred sales inducements	263,351	247,428	247,943	257,374	258,681

Liabilities and equity:
Liabilities:
Interest sensitive and index product reserves - direct	$5,859,771	$5,924,051	$6,057,649	$6,155,133	$6,041,339
Interest sensitive and index product reserves - assumed	1,307,270	1,249,560	1,224,090	1,200,666	1,168,847
Other insurance reserves	158,381	156,386	151,956	152,573	148,455
Allocated equity, excluding AOCI	367,583	367,816	388,536	392,745	384,974

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional Annuity - Independent Distribution Segment (Continued)

	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011
		(Dollars in thousands)
Other data:
Number of direct contracts	87,127	86,855	87,785	88,158	87,086

Fixed rate annuitites:
Portfolio yield net of assumed defaults	5.57%	5.55%	5.47%	5.45%	5.41%
Credited rate	4.92	4.92	4.91	4.86	4.78
Spread on direct fixed rate annuities at end of quarter (1)	0.65%	0.63%	0.56%	0.59%	0.63%

Index annutities:
Portfolio yield net of assumed defaults	5.65%	5.64%	5.61%	5.57%	5.47%
Credited rate/option cost	3.19	3.08	3.03	2.96	2.93
Spread on direct index annuities at end of quarter (1)	2.46%	2.56%	2.58%	2.61%	2.54%

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$7,004,760	$7,037,713	$7,019,146	$7,126,978	$7,175,978
Deposits	100,770	144,152	179,410	177,206	132,820
Withdrawals, surrenders and death benefits	(204,029)	(242,832)	(171,153)	(213,966)	(287,516)
Net flows	(103,259)	(98,680)	8,257	(36,760)	(154,696)

Policyholder interest/index credits	79,472	84,732	87,176	96,169	96,731
Derivative value change and other	56,740	(4,619)	12,399	(10,409)	(87,903)
Balance, end of period	7,037,713	7,019,146	7,126,978	7,175,978	7,030,110
Other interest sensitive reserves	129,328	154,465	154,761	179,821	180,076
Total interest sensitive and index product reserves	$7,167,041	$7,173,611	$7,281,739	$7,355,799	$7,210,186

(1) Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional and Universal Life Insurance Segment

	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$11,171	$11,922	$12,317	$12,838	$12,960
Traditional life insurance premiums	38,721	41,299	41,387	44,139	40,342
Net investment income	33,478	33,720	34,089	34,205	34,427
Other income	35	45	97	60	124
Total operating revenues	83,405	86,986	87,890	91,242	87,853

Benefits and expenses:
Interest sensitive and index product benefits:
Interest credited and index credits	7,301	7,519	7,895	7,454	7,465
Death benefits	6,151	7,351	7,486	8,025	9,321
Total interest sensitive product benefits	13,452	14,870	15,381	15,479	16,786
Traditional life insurance benefits:
Death benefits	14,929	13,599	17,713	16,023	16,531
Surrender and other benefits	9,522	8,144	10,216	9,123	8,543
Increase in traditional life future policy benefits	10,791	11,666	8,669	12,571	10,524
Total traditional life insurance benefits	35,242	33,409	36,598	37,717	35,598
Policyholder dividends	4,193	4,318	4,300	4,356	4,109
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	2,626	2,850	2,797	3,369	2,425
Amortization of deferred policy acquisition costs	6,306	4,882	7,934	5,415	7,151
Amortization of value of insurance in force acquired	498	1,059	510	(6,489)	965
Other underwriting expenses	8,722	8,490	8,878	9,368	9,171
Total underwriting, acquisition and insurance expenses	18,152	17,281	20,119	11,663	19,712
Total benefits and expenses	71,039	69,878	76,398	69,215	76,205
Pre-tax operating income	$12,366	$17,108	$11,492	$22,027	$11,648

Selected balance sheet data, securities at cost:
Assets:
Investments	$2,140,043	$2,140,593	$2,179,376	$2,214,276	$2,225,566
Deferred policy acquisition costs	243,756	250,688	252,763	258,903	261,619
Deferred sales inducements	7,091	7,885	8,375	9,065	9,657
Value of insurance in force acquired	22,335	21,262	20,751	27,241	26,275

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$631,536	$636,199	$641,357	$651,805	$663,620
Other insurance reserves	1,468,895	1,489,858	1,502,695	1,516,521	1,533,024
Allocated equity, excluding AOCI	315,358	318,845	324,308	327,325	334,778

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Traditional and Universal Life Insurance Segment (Continued)

	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011
		(Dollars in thousands, except face amounts in millions)
Other data:
Number of direct policies - traditional life	346,548	349,009	348,942	350,219	350,372
Number of direct policies - universal life	56,129	56,935	57,384	57,701	57,816
Direct face amounts - traditional life	$35,469	$36,201	$36,475	$37,091	$37,586
Direct face amounts - universal life	$5,080	$5,212	$5,319	$5,410	$5,425

Portfolio yield net of assumed defaults	6.15%	6.19%	6.13%	6.08%	6.06%
Credited rate	4.28	4.28	4.29	4.29	4.29
Spread on direct universal life at end of quarter (1)	1.87%	1.91%	1.84%	1.79%	1.77%

Interest sensitive reserve activity:
Balance, beginning of period	$630,016	$631,536	$636,199	$641,357	$651,805
Deposits	13,838	18,258	18,823	23,520	22,328
Withdrawals and surrenders	(5,498)	(6,186)	(6,115)	(5,683)	(5,723)
Net flows	8,340	12,072	12,708	17,837	16,605

Policyholder interest/index credits	6,554	6,522	6,526	6,486	6,663
Policy charges	(11,638)	(12,290)	(12,634)	(13,396)	(13,320)
Benefits and other	(1,736)	(1,641)	(1,442)	(479)	1,867
Balance, end of period	$631,536	$636,199	$641,357	$651,805	$663,620

(1) Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (Loss)
Variable Segment

	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011
Pre-tax Operating Income (Loss)		(Dollars in thousands, except face amounts in millions)

Operating revenues:
Interest sensitive product charges	$11,549	$11,661	$12,006	$11,796	$12,136
Net investment income	4,167	4,273	4,555	4,400	4,474
Other income	881	1,074	1,403	1,008	1,395
Total operating revenues	16,597	17,008	17,964	17,204	18,005

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	2,319	2,340	2,368	2,403	2,542
Death benefits	1,633	4,495	4,500	4,952	4,960
Total interest sensitive product benefits	3,952	6,835	6,868	7,355	7,502
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	771	648	1,126	1,035	823
Amortization of deferred policy acquisition costs	(1,032)	190	1,420	3,122	6,458
Other underwriting expenses	3,073	2,879	2,854	3,152	2,955
Total underwriting, acquisition and insurance expenses	2,812	3,717	5,400	7,309	10,236
Other expenses	998	1,097	508	1,095	586
Total benefits and expenses	7,762	11,649	12,776	15,759	18,324
Pre-tax operating income (loss)	$8,835	$5,359	$5,188	$1,445	$(319)

Selected balance sheet data, securities at cost:
Assets:
Investments	$269,887	$272,908	$283,426	$287,907	$306,027
Deferred policy acquisition costs	149,024	150,109	149,999	147,371	142,389
Deferred sales inducements	2,557	2,538	2,552	2,531	2,517
Separate account assets	705,156	753,050	774,774	759,927	638,904

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$250,644	$254,817	$257,953	$262,501	$277,215
Other insurance reserves	31,251	32,861	33,280	36,456	36,790
Separate account liabilities	705,156	753,050	774,774	759,927	638,904
Allocated equity, excluding AOCI	108,515	110,566	109,779	112,173	116,845

Rollforward of separate account balances:
Beginning separate account balance	$658,820	$705,156	$753,050	$774,774	$759,927
Net premiums	5,166	6,599	9,630	9,790	(3,407)
Net investment income (loss)	64,559	62,085	36,119	2,010	(94,692)
Charges, benefits and surrenders	(23,389)	(20,790)	(24,025)	(26,647)	(22,924)
Ending separate account balance	$705,156	$753,050	$774,774	$759,927	$638,904

Other data:
Number of direct contracts - variable annuity	18,963	18,603	18,199	17,805	17,442
Number of direct policies - variable universal life	56,253	55,484	54,667	53,897	53,119
Direct face amounts - variable universal life	$7,078	$6,982	$6,876	$6,763	$6,662

FBL Financial Group, Inc.
Statements of Pre-tax Operating Loss
Corporate and Other Segment

	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011
Pre-tax Operating Loss		(Dollars in thousands)

Operating revenues:
Net investment income	$1,937	$2,456	$3,119	$3,213	$3,546
Derivative loss	(498)	(33)	—	—	—
Other income	2,645	2,654	3,499	2,911	3,337
Total operating revenues	4,084	5,077	6,618	6,124	6,883

Benefits and expenses:
Other underwriting and insurance expenses	583	570	687	440	543
Interest expense	6,099	6,120	6,109	5,631	5,311
Other expenses	3,312	4,238	4,392	6,409	6,254
Total benefits and expenses	9,994	10,928	11,188	12,480	12,108
	(5,910)	(5,851)	(4,570)	(6,356)	(5,225)
Net loss (income) attributable to noncontrolling interest	26	(1)	2	18	1
Equity income (loss), before tax	3,008	1,821	2,153	622	(400)
Pre-tax operating loss	$(2,876)	$(4,031)	$(2,415)	$(5,716)	$(5,624)

Selected balance sheet data, securities at cost:
Assets:
Investments	$382,744	$567,331	$423,215	$334,341	$368,758
Securities and indebtedness of related parties	55,196	57,846	65,151	72,241	74,787

Liabilities and equity:
Liabilities:
Insurance reserves	$61,218	$61,040	$60,209	$60,161	$57,926
Debt	371,147	371,168	371,191	371,139	371,167
Equity, excluding AOCI	(3,913)	31,112	49,119	71,564	91,331

FBL Financial Group, Inc.
Discontinued Operations - EquiTrust Life Business

Pre-tax Operating Income by Segment

	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011
		(Dollars in thousands)
Segment
Traditional Annuity - Independent Distribution	$11,646	$13,626	$13,191	$20,515	$15,406
Traditional and Universal Life Insurance	183	341	54	989	211
Corporate and Other (1)	(1,416)	(1,632)	(1,098)	(2,680)	(3,256)
Total	$10,413	$12,335	$12,147	$18,824	$12,361

(1) Includes investment income on excess capital related to EquiTrust Life Business, interest expense on our debt required to be redeemed and transaction costs incurred by the parent company. In addition, expenses were reduced for corporate overhead of approximately $0.9 million per quarter, a portion of which were previously allocated to the Traditional Annuity - Independent Distribution segment. These expenses are expected to be absorbed by other segments after the sale.

Selected Balance Sheet Data
September 30, 2011

	Traditional Annuity - Independent Distribution	Traditional and Universal Life Insurance	Variable	Corporate & Other	Total
	(Dollars in thousands)
Assets, securities at cost:
Total investments	$6,887,660	$12,629	$—	$202,210	$7,102,499
Deferred policy acquisition costs	421,528	3,908	—	—	425,436
Deferred sales inducements	258,681	1,403	—	—	260,084
Assets held in separate accounts	—	—	64,530	—	64,530

Liabilities:
Policy liabilities and accruals	$7,358,641	$18,873	$—	$—	$7,377,514
Liabilities related to separate accounts	—	—	64,530	—	64,530

FBL Financial Group, Inc.
Deferred Policy Acquisition Costs/Deferred Sales Inducements by Segment

	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011
		(Dollars in thousands)
Traditional Annuity - Exclusive Distribution
Balance - beginning of period	$93,888	$98,586	$98,896	$102,505	$104,610
Capitalization:
Commissions	3,759	4,408	5,628	4,729	3,628
Expenses	952	777	1,002	947	773
Total capitalization	4,711	5,185	6,630	5,676	4,401
Amortization - operating basis, before impact of unlocking	(935)	(2,969)	(2,501)	(3,326)	(3,230)
Amortization - unlocking, operating basis	763	—	—	—	563
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	159	(1,906)	(520)	(245)	192
Balance - end of period	$98,586	$98,896	$102,505	$104,610	$106,536

Traditional Annuity - Independent Distribution
Balance - beginning of period	$668,449	$690,026	$650,464	$650,959	$675,981
Impact of reclassification of realized losses to AOCI	7,719	—	—	—	—
Capitalization:
Commissions	10,512	14,546	17,337	16,348	12,892
Expenses	1,032	1,245	1,276	1,308	1,361
Deferral of sales inducements	7,369	10,442	12,745	12,993	11,002
Total capitalization	18,913	26,233	31,358	30,649	25,255
Amortization - operating basis, before impact of unlocking	(26,049)	(26,360)	(28,403)	(19,925)	(24,423)
Amortization - unlocking, operating basis	3,051	5,931	—	2,703	3,504
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	17,943	(45,366)	(2,460)	11,595	(108)
Balance - end of period	$690,026	$650,464	$650,959	$675,981	$680,209

Traditional & Universal Life Insurance
Balance - beginning of period	$249,778	$250,847	$258,573	$261,138	$267,968
Capitalization:
Commissions	3,659	7,713	6,282	6,671	5,890
Expenses	3,604	4,608	4,039	4,598	3,954
Deferral of sales inducements	91	917	682	818	677
Total capitalization	7,354	13,238	11,003	12,087	10,521
Amortization - operating basis, before impact of unlocking	(5,780)	(4,987)	(8,071)	(5,596)	(4,796)
Amortization - unlocking, operating basis	(586)	—	—	—	(2,440)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	81	(525)	(367)	339	23
Balance - end of period	$250,847	$258,573	$261,138	$267,968	$271,276

FBL Financial Group, Inc.
Deferred Policy Acquisition Costs/Deferred Sales Inducements by Segment (Continued)

	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011
		(Dollars in thousands)
Variable
Balance - beginning of period	$150,046	$151,581	$152,647	$152,551	$149,902
Capitalization:
Commissions	766	935	961	700	561
Expenses	200	104	91	63	68
Deferral of sales inducements	12	14	36	4	2
Total capitalization	978	1,053	1,088	767	631
Amortization - operating basis, before impact of unlocking	(342)	(220)	(1,441)	(1,792)	(7,605)
Amortization - unlocking, operating basis	1,362	—	—	(1,355)	1,132
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(463)	233	257	(269)	846
Balance - end of period	$151,581	$152,647	$152,551	$149,902	$144,906

Total
Balance - beginning of period	$1,162,161	$1,191,040	$1,160,580	$1,167,153	$1,198,461
Impact of reclassification of realized losses to AOCI	7,719	—	—	—	—
Capitalization:
Commissions	18,696	27,602	30,208	28,448	22,971
Expenses	5,788	6,734	6,408	6,916	6,156
Deferral of sales inducements	7,472	11,373	13,463	13,815	11,681
Total capitalization	31,956	45,709	50,079	49,179	40,808
Amortization - operating basis, before impact of unlocking	(33,106)	(34,536)	(40,416)	(30,639)	(40,054)
Amortization - unlocking, operating basis	4,590	5,931	—	1,348	2,759
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	17,720	(47,564)	(3,090)	11,420	953
Balance - end of period	1,191,040	1,160,580	1,167,153	1,198,461	1,202,927
Impact of realized/unrealized gains/losses in AOCI	(284,139)	(89,407)	(142,717)	(222,729)	(404,839)
Deferred policy acquisition costs/deferred sales inducements	$906,901	$1,071,173	$1,024,436	$975,732	$798,088

In September 2010, the FASB issued guidance related to accounting for costs associated with acquiring or renewing insurance contracts as discussed in Note 1 to the consolidated financial statements in our Form 10-Q. We plan to retrospectively adopt this guidance on January 1, 2012. We have conducted a preliminary analysis through September 30, 2011 to estimate the potential impact to our consolidated balance sheet upon adoption during 2012 as follows:

	Deferred Policy Acquisition Costs as of September 30, 2011	Expected % Decrease Upon Adoption
	(Dollars in Thousands)
Farm Bureau Life Insurance Company	$336,492	29% to 33%
EquiTrust Life Insurance Company	276,772	4% to 8%
FBL Financial Group, Inc.	$613,264	17% to 21%

The Company's net income since the beginning of 2010 is expected to be reduced by $1.1 million to $1.4 million per quarter upon retrospective adoption of the new guidance. The reduction to net income attributable to Farm Bureau Life is expected to be $0.8 million to $1.0 million per quarter. These amounts are estimates and the actual impact to future net income could vary materially based on future sales volumes and the emergence of profits from the underlying business.

FBL Financial Group, Inc.
Collected Premiums

	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011
		(Dollars in thousands)
Traditional Annuity - Exclusive Distribution
Individual:
First year	$41,926	$43,021	$73,715	$64,225	$39,907
Renewal	31,812	34,929	42,915	36,515	29,742
Total individual	73,738	77,950	116,630	100,740	69,649
Group	2,423	1,850	2,844	4,045	5,586
Total Traditional Annuity - Exclusive Distribution	76,161	79,800	119,474	104,785	75,235

Traditional Annuity - Independent Distribution
Direct:
Fixed rate annuities	16,150	18,022	25,143	28,611	10,394
Index annuities	90,733	129,609	157,306	154,856	125,627
Total direct	106,883	147,631	182,449	183,467	136,021
Reinsurance	373	397	328	657	398
Total Traditional Annuity - Independent Distribution, net of reinsurance	107,256	148,028	182,777	184,124	136,419

Traditional and Universal Life Insurance
Direct:
Universal life:
Exclusive distribution:
First year	2,117	2,391	2,711	4,015	4,526
Renewal	10,282	11,216	11,747	12,417	10,992
Total exclusive distribution	12,399	13,607	14,458	16,432	15,518
Independent distribution	1,434	3,882	3,751	6,504	6,010
Total universal life	13,833	17,489	18,209	22,936	21,528
Participating whole life:
First year	2,396	3,275	2,839	3,300	2,461
Renewal	22,754	23,618	24,105	25,480	22,857
Total particpating whole life	25,150	26,893	26,944	28,780	25,318
Term life and other:
First year	3,084	2,971	2,688	2,970	2,694
Renewal	15,200	16,362	16,559	17,093	17,176
Total term life and other	18,284	19,333	19,247	20,063	19,870
Total direct	57,267	63,715	64,400	71,779	66,716
Reinsurance	(4,578)	(5,016)	(5,311)	(5,095)	(4,901)
Total Traditional and Universal Life Insurance, net of reinsurance	52,689	58,699	59,089	66,684	61,815

Variable
Variable annuities (1)	10,514	10,241	12,617	9,918	8,287
Variable universal life (1)	11,303	11,110	11,270	11,415	10,667
Total	21,817	21,351	23,887	21,333	18,954
Reinsurance	(241)	(218)	(65)	(887)	497
Total Variable, net of reinsurance	21,576	21,133	23,822	20,446	19,451

Corporate and Other
Accident and health premiums collected, net of reinsurance	36	261	69	34	39
Total collected premiums, net of reinsurance	$257,718	$307,921	$385,231	$376,073	$292,959

(1) Amounts are net of portion ceded to and include amounts assumed from alliance partners.

FBL Financial Group, Inc.
Parent Company Liquidity

	January - September 2011	October - December 2011
	Actual	Projected (5)	Total
	(Dollars in thousands)
Total cash and invested assets, beginning of period	$28,454	$27,984	$28,454
Sources:
Dividends from insurance subsidiaries	15,000	9,600	24,600
Dividends from non-insurance subsidiaries	2,100	2,500	4,600
Investment income	295	137	432
Management fees from subsidiaries and affiliates	6,097	1,760	7,857
Total sources	23,492	13,997	37,489

Uses:
Interest expense	(17,366)	(4,931)	(22,297)
Stockholders' dividends (1)	(5,837)	(1,954)	(7,791)
General expenses	(10,613)	(1,828)	(12,441)
Total uses	(33,816)	(8,713)	(42,529)

Net proceeds from sale of EquiTrust Life (2)	—	432,700	432,700
Partial redemption of affiliate senior note payable	—	(50,000)	(50,000)
Other, net (3)	9,854	1,410	11,264
Total cash and invested assets, end of period (4)	$27,984	$417,378	$417,378

(1)
The projected dividends are based on quarterly rates of $0.0075 per Series B redeemable preferred share and $0.0625 per common share. The common stock dividend rate for the remainder of 2011 is pending quarterly Board of Directors approval.

(2)	Assumes proceeds of $440.0 million for the sale of EquiTrust Life on 12/30/2011 and transaction costs of $7.3 million. Sale price will change with final purchase price adjustment.

(3)
Other fluctuates from period to period primarily due the issuance of shares of company stock including option exercises and the timing of settlements of amounts due to/from affiliates and external parties.

(4)	Parent company cash flows do not include the impact of any stock repurchase activity pursuant to the Company's $200.0 million stock repurchase plan.

(5)	Based on best estimates at September 30, 2011; actual results may differ materially.

FBL Financial Group, Inc.
Other Information

	September 30,	December 31,	March 31,	June 30,	September 30,
	2010	2010	2011	2011	2011
		(Dollars in thousands, except per share data)

Capitalization (2):
Senior notes with affiliates, due 2015 (1)	$100,000	$100,000	$100,000	$99,927	$99,932
Senior notes, due 2014	75,213	75,199	75,185	75,171	75,156
Senior notes, due 2017	98,934	98,969	99,006	99,041	99,079
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	371,147	371,168	371,191	371,139	371,167

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	1,050,974	1,103,427	1,132,898	1,171,519	1,198,934
Total capitalization, excluding AOCI	1,425,121	1,477,595	1,507,089	1,545,658	1,573,101

Accumulated other comprehensive income	116,453	39,895	54,194	105,403	200,539
Total capitalization, including AOCI	$1,541,574	$1,517,490	$1,561,283	$1,651,061	$1,773,640

Common shares outstanding	30,865,606	30,942,058	31,134,662	31,206,396	31,237,734

Book Value per Share:
Excluding AOCI	$34.05	$35.66	$36.39	$37.54	$38.38
Including AOCI	37.82	36.95	38.13	40.92	44.80

Debt-to-Capital Ratio:
Excluding AOCI	26.0%	25.1%	24.6%	24.0%	23.6%
Including AOCI	24.1	24.5	23.8	22.5	20.9

Debt-to-Capital Ratio with 100% Credit for Trust Preferred Securities:
Excluding AOCI	19.2%	18.6%	18.2%	17.7%	17.4%
Including AOCI	17.8	18.1	17.6	16.6	15.5

Class A Common Ownership:
Iowa Farm Bureau Federation	51.9%	51.7%	51.4%	51.3%	51.3%
Other Farm Bureau entities	7.4	7.4	7.3	7.3	7.3
Public	40.7	40.9	41.3	41.4	41.4
	100.0%	100.0%	100.0%	100.0%	100.0%

(1) Senior notes with affiliates originally due in November 2011 were refinanced with original holders in the second quarter of 2011.
(2) See Note 1 on the Table of Contents for expected capital management actions that will impact capitalization levels.

FBL Financial Group, Inc.
Other Information (Continued)

	September 30,	December 31,	March 31,	June 30,	September 30,
	2010	2010	2011	2011	2011

Quality of Fixed Maturity Securities:
AAA, AA, A	61.8%	62.8%	62.4%	63.3%	64.6%
BBB	33.0	31.0	30.9	30.4	29.6
BB	3.7	3.9	4.1	3.9	3.7
<BB	1.5	2.3	2.6	2.4	2.1

Investment by Type:
Fixed maturity securities	60.5%	58.5%	59.9%	60.6%	61.1%
Residential mortgage-backed	14.7	15.1	14.9	15.4	14.9
Commercial mortgage-backed	7.8	8.0	8.0	8.1	8.4
Other asset-backed	3.3	3.7	3.8	4.1	4.1
Mortgage loans	9.6	9.5	9.3	9.1	8.9
Equity securities	0.6	0.6	0.6	0.6	0.6
Other	3.5	4.6	3.5	2.1	2.0

Agent Strength Totals:
Farm Bureau Life channel:
8-state Farm Bureau Property & Casualty channel	1,228	1,205	1,187	1,190	1,206
7 life-only states	795	791	793	707	683
Total Farm Bureau Life channel	2,023	1,996	1,980	1,897	1,889

EquiTrust Life channel:
Independent agents	18,077	17,316	15,322	14,709	14,631